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                                                                    EXHIBIT 10.2


                                AMENDMENT NO. 3
                                      TO
                        COMMON STOCK PURCHASE AGREEMENT

     This Amendment No. 3 to Common Stock Purchase Agreement (this "Amendment") is made as of the 25th day of March, 1997 (the "Effective Date") by and between Aronex Pharmaceuticals, Inc., a Delaware corporation ("Aronex"), and Genzyme Corporation, a Massachusetts corporation ("Genzyme"). Capitalized terms used without definition in this Amendment shall have the meanings given to such terms in the Purchase Agreement (as defined below).

                                    RECITALS

     WHEREAS, Aronex (f/k/a Argus Pharmaceuticals, Inc.) and Genzyme entered into a Common Stock Purchase Agreement dated September 10, 1993 (as subsequently amended by amendments dated September 8, 1995 and September 10, 1996, the "Purchase Agreement") relating to the purchase by Genzyme of shares of the common stock of Aronex, including the purchase by Genzyme of Additional Shares upon the acceptance by the FDA of a protocol for a pivotal trial of AR-623 for a non-hematologic cancer indication; and

     WHEREAS, pursuant to the amendment to the Purchase Agreement dated September 10, 1996, Genzyme made an advance payment of $2,000,000 toward the purchase price for a portion of the Additional Shares; and

     WHEREAS, Aronex agreed to repay such advance payment upon a decision by the parties not to file a protocol for a pivotal trial of AR-623 for a non-hematologic cancer indication (as evidenced by a Promissory Note dated
September 13, 1996); and

     WHEREAS, in connection with amendment No. 3 to the License and Development Agreement between the parties, Aronex and Genzyme desire to further amend the Purchase Agreement (i) to release Genzyme from any obligation to purchase Additional Shares and (ii) to cancel the Promissory Note and Aronex's repayment obligations thereunder and convert the advance payment made by Genzyme to a payment for research and development work performed by Aronex.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, Aronex and Genzyme agree as follows:

     1.   CANCELLATION OF PROMISSORY NOTE AND RELATED OBLIGATIONS OF ARONEX.
The Promissory Note issued by Aronex to Genzyme pursuant to Section 1.3 of the Purchase Agreement, and all obligations of Aronex thereunder, is hereby terminated and shall be of no further force and effect. The advance payment contemplated by Section 1.3 and evidenced by the Promissory Note shall be deemed to have been converted to a payment for research and development work performed by Aronex under the License and Development Agreement. Genzyme shall return the original promissory note to Aronex marked cancelled. In furtherance of the foregoing, the Purchase Agreement is hereby amended by deleting Section 1.3 thereof in its entirety.
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     2.   CANCELLATION OF OBLIGATIONS OF GENZYME AND ARONEX WITH RESPECT TO
          ADDITIONAL SHARES.

The obligations of Genzyme to purchase Additional Shares from Aronex, and of Aronex to issue and deliver Additional Shares to Genzyme, pursuant to Section
1.4 of the Agreement are hereby terminated and shall be of no further force and effect. The Purchase Agreement is hereby amended by deleting Section 1.4 thereof in its entirety.

     3. NO OTHER AMENDMENTS. Except as specifically amended hereby, the Purchase Agreement shall continue in full force and effect.

     IN WITNESS WHEREOF the parties hereto have executed this Amendment in one or more copies effective as of the Effective Date.

                              ARONEX PHARMACEUTICALS, INC.


                              By: /s/ James M. Chubb, Ph.D
                                  --------------------------------
                                  James M. Chubb, Ph.D., President


                              GENZYME CORPORATION


                              By: /s/ Richard Douglas
                                  --------------------------------
                                  Richard Douglas
                                  Vice President-Corporate Development



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